Exhibit 99.1



                               NOTICE OF REDEMPTION

                                To the Holders of

                           HOME SHOPPING NETWORK, INC.
           5.875% Convertible Subordinated Debentures due March 1, 2006

                 *CUSIP NO.'s 437351 AB5, 437351 AC3, 437351 AD1

         NOTICE IS HEREBY GIVEN, pursuant and subject to the provisions of Section 3.2 of Article Three of the Indenture, dated as of March 1, 1996, as supplemented (the "Indenture") between Home Shopping Network, Inc. (the "Company") and United States Trust Company of New York (the "Trustee"), under which the above-described Convertible Subordinated Debentures were issued (the "Debentures") and Section 3.6 of the Indenture, that the Com-pany has elected to redeem on March 1, 1998 (the "Redemption Date"), all of the outstanding Debentures, at a redemption price of 104.700% of the principal amount thereof (the "Redemp-tion Price").

         Payment of the Redemption Price on each Debenture will be made UPON PRESENTATION AND SURRENDER of the Debentures at one of the following locations. Interest will be paid in the usual man-ner.

                    BY HAND                         BY MAIL

           United States Trust Company      United States Trust Company
               of New York                      of New York
           111 Broadway                     Post Office Box 844
           New York, New York  10006        Peter Cooper Station
           Attn:  Lower Level               New York, New York 10276

              For Debentures presented and surrendered by mail, the use of Registered or Certified mail is suggested.

         Interest on the Debentures will cease to accrue on and after the Redemption Date.




         __________________________
         *The CUSIP numbers are included solely for the convenience of the holders. Neither the Company nor the Trustee shall be re-sponsible for the selection or the use of the CUSIP numbers, nor is any representation made as to their correctness or ac-curacy on the securities or as indicated on any redemption no-tice.





         On March 1, 1998, the principal amount of the Debentures will become due and payable at 104.700% of the principal amount thereof plus accrued interest to the Redemption Date which in-terest will be paid in the usual manner. Unless the Company defaults in making such redemption payment, on and after March 1, 1998, interest on the Debentures will cease to accrue. For all purposes of the Indenture, the Debentures will be deemed to be no longer outstanding from and after March 1, 1998, and all rights with respect thereto, except as stated herein, will cease as of the close of business on that same date.

         Until and including, but not after the close of business on the Redemption Date (unless the Company defaults in making the pay-ment due upon redemption), each $1,000 principal amount of De-bentures shall be convertible into shares of HSN, Inc. Common Stock, in accordance with the provisions of Article 11 of the Indenture and Article 3 of the First Supplemental Indenture dated as of December 20, 1996, at a conversion price of $26.67 (with any fractional shares being paid in cash).

         In order to exercise the conversion privilege, the Holder of any Debenture to be converted shall surrender such Debenture, duly endorsed or assigned to the Company or in blank, to the Trustee at either of the locations listed on page one of this Notice, accompanied by written notice that the Holder elects to convert such Debenture or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted.


                   HOME SHOPPING NETWORK, INC.

         By:       UNITED STATES TRUST COMPANY
                        OF NEW YORK, as Trustee

         Dated:  January 23, 1998

         UNDER THE BACKUP WITHHOLDING PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), WE WILL BE REQUIRED TO WITHHOLD THIRTY ONE PERCENT (31%) OF ANY GROSS PAYMENT TO A HOLDER WHO FAILS TO PROVIDE US WITH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (EMPLOYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUM-
         BER). PLEASE COMPLETE THE ENCLOSED CERTIFICATION (SUBSTITUTE FORM W-9) AND ATTACH IT TO THE NOTES BEING PRESENTED FOR RE-DEMPTION. IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING UNDER THE CODE, PLEASE PROVIDE YOUR TAX IDENTIFICATION NUMBER AND SO IN-DICATE IN PART II OF THE ENCLOSED FORM.